Exhibit No. 32.1
Form 10-KSB
Driver Passport, Inc.
File No. 33-126031

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Driver Passport, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy Brown, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Randy Brown	Date: March 22, 2007
Randy Brown Chief Executive and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Driver Passport, Inc. and will be retained by Driver Passport, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.